SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) - June 27, 2001
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                            QUAD SYSTEMS CORPORATION
                            ------------------------
             (Exact name of Registrant as specified in its charter)



         Delaware                      0-21504               23-2180139
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  (State of incorporation)           (Commission           (IRS Employer
                                     File Number)        Identification No.)



          2405 Maryland Road, Willow Grove, Pennsylvania      19090
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             (Address of principal executive offices)       (Zip Code)



        Registrant's telephone number, including area code (215) 657-6202
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          (Former name or former address, if changes since last report)



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Item 5.  Other Events.
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     On June 20, 2001, the Company filed its May 2001 Monthly Operating Report
("MOR") pursuant to United States Trustee's Operating Guidelines for Chapter 11 Cases, and pursuant to 28 U.S.C. Section 586(a) (3). A copy of such report is attached as an exhibit to this filing.

     The attachments and exhibits referenced in the MOR are not attached as part of Exhibit 99, but are available at the Office of the United States Trustee and the United State Bankruptcy Court for the Eastern District of Pennsylvania. In addition, the Registrant agrees that it will furnish a copy of any such omitted attachment or exhibit to the Commission upon request.

      Exhibit 99     May 2001 Monthly Operating Report



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                       QUAD SYSTEMS CORPORATION


    Dated:  June 27, 2001              By   /s/ Anthony R. Drury
                                         ------------------------------
                                         Anthony R. Drury
                                         Senior Vice President, Finance
                                         and Chief Financial Officer
                                         (Principal Accounting Officer
                                         and duly authorized officer)



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                                  EXHIBIT INDEX
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 Exhibit
   No.         Exhibit
 ------        -------


  99           May 2001 Monthly Operating Report